EXHIBIT 10.11(g)



                             TABLE OF CONTENTS


ARTICLE
I         Parties
II        Leased Premises
III       Term
IV        Rental
V         Quiet Possession
VI        Taxes and Insurance
VII       Utilities
VIII      Maintenance
IX        Liability Insurance
X         Liens
XI        Lessee's Default
XII       Inspections
XIII      Personal Property and Fixtures
XIV       Destruction
XV        Condemnation
XVI       Signs
XVII      Assignment and Subletting
XVIII          Changes by Lessee
XIX       Subordination of Lease
XX        Attorneys Fees
XXI       Hazardous Waste
XXII      Brokers
XXIII          Complete Agreement
XXIV      Notices
XXV       Dispute Resolution



STATE OF NORTH CAROLINA
COUNTY OF UNION

                            ARTICLE I
PARTIES:
     THIS LEASE, made and entered into this the __________ day of _______________, _______, by and between Union Warehouse & Realty
Company, hereinafter called The Lessor, and Hughes Supply,
Incorporated, hereinafter called The Lessee, whether one or more:


                            ARTICLE II
LEASED PREMISES:
     That subject to the terms and conditions hereinafter set forth, the Lessor does hereby let and lease unto the Lessee those certain premises located in the County of Mecklenburg, State of North Carolina, and more particularly described as follows:

                    10301 Industrial Drive
                    Pineville, NC  28134


                           ARTICLE III
TERM:
     TO HAVE AND TO HOLD the above described premises to the Lessee for a term of ten years, beginning on the first day of February, 1996. At the end of this period the Lessee shall have the option to renew this lease for an additional five (5) years at the same base rate plus an inflation increase as calculated by multiplying the Base Rate by the percentage increase in the Consumer Price Index ("CPI") during the initial term of this lease.


                            ARTICLE IV

RENTAL:
     The rental to be paid during the term of this lease is Twelve Thousand Six Hundred Dollars ($12,600.00) Dollars per month "Base Rate" beginning the first day of February, 1996 and ending January 31, 1999. Rental after this date, and until the expiration date of the lease on January 31, 2006, shall be increased annually as calculated by multiplying the base rate by the percentage increase in the Consumer Price Index (CPI) for the applicable year.
     During the term of this lease the Lessee shall make all payments due under the lease payable to Union Warehouse & Realty Company at the following address:

                    P. O. Box 903
                    Monroe, NC  28111


                            ARTICLE V


QUIET POSSESSION

     The Lessor covenants that it is the lawful owner of the demised premises and has lawful authority to enter into this Agreement with Lessee. The Lessor agrees that the Lessee shall enjoy said premises during said term free from the adverse claims of any person and enjoy peaceful and quiet possession so long as Lessee pays the said rent and performs the other terms and conditions as herein agreed.

     The Lessee, at its own expense, shall comply with all rules, regulations and requirements of the State and City Governments or of the Government of the United States or of any of the Departments or Bureaus thereof applicable to the leased or demised premises for the prevention or abatement of nuisances or other grievances arising out of the manner of the occupancy of said premises during said term. Lessee, at its sole expense, will hold Lessor harmless from all expenses, judgements, damages and assessments, including legal expenses and attorney's fees, arising out of any claim, suit, charge, fine or penalty, arising out of Lessee's use or occupancy of the property let under this Lease.

     Lessor represents and warrants to Lessee that as of the date of this lease the demised premises is not in violation of any law, regulation or code, including but not limited to building code violations. Lessee assumes sole responsibility for compliance with all work-place safety laws, rules, and regulations, including, but not limited to State and Federal OSHA requirements.

TAXES AND INSURANCE

     The Lessor will pay all ad valorem taxes assessed against the demised premises, and will at its own expense cause the building and improvements located upon said property to be adequately insured against fire or other casualty.

     The Lessee shall provide for all hazard insurance on its own contents, furniture, fixtures and equipment located in the leased premises.

     The Lessee shall pay all personal property taxes on property owned by it and located in the leased premises.

     The Lessee shall pay all increases in taxes or insurance during the term of the lease over the base period.


                           ARTICLE VII
UTILITIES

     During the terms of this lease, the Lessee will pay for all electricity, heat, water and sewer charges to the extent that such charges are metered to the demised premises.


                           ARTICLE VIII

MAINTENANCE

     The Lessor agrees, at its expense, to maintain and keep in good repair the roof, principal structure members and exterior masonry walls of the building upon the demised premises, and make any repairs necessitated by defects in the original construction of the building located upon the demised premises. The Lessee agrees to make all other repairs, except repairs to the roof and exterior masonry walls of the building, including repairs to the air conditioning, plumbing, heating, electrical wiring and appliances, painting, glass and all equipment located in the building, and to keep the same in good condition and state of repair. Provided, however, that the Lessee shall make all repairs which are to be made by the Lessor under this Article if such repairs are occasioned by or through the negligence of the Lessee. The Lessee will keep the grounds of the demised premises in a neat and presentable condition.

     The Lessee further agrees that upon termination of the lease it will surrender the said premises in as good order and condition as they were at the beginning of the lease, ordinary wear and tear excepted; and the Lessee further covenants and agrees that it will make no unlawful or offensive use of the premises.


                            ARTICLE IX

LIABILITY INSURANCE

     The Lessee further agrees to hold the Lessor harmless from any loss, cost, damage or expenses arising out of any accident or other occurrence causing injury to any person or property and due directly or indirectly to the use or occupancy of said premises by the Lessee, and the Lessee shall, at its own expense, carry liability insurance in the amount of One Hundred Thousand Dollars ($100,000.00) for injury to one person, three Hundred Thousand Dollars ($300,000.00) for injury to more than one person, arising out of one accident or occurrence and Fifty Thousand Dollars ($50,000.00) for property damage, in a good and responsible insurance company authorized to do business in the State of North Carolina which will insure and indemnify the Lessor and Lessee against such loss or liability for loss, damage, or expenses, and deliver such policies of insurance, or certificates, therefor to Lessor. Said policies shall name the Lessor as an insured, as its interest may appear.


                            ARTICLE X

LIENS

     Lessee shall commit no act which would create a lien on the Lessor's property. Any lien filed as a result of action by the Lessee will be promptly discharged and cancelled at the sole expense of the Lessee.


                            ARTICLE XI

LESSEE'S DEFAULT

     It is expressly agreed that if any monthly installment or rent is not paid on the due date as herein called for, or within 30 days after written notice from Lessor, then the Lessor may, after giving the Lessee thirty (30) days' written notice of such default, declare this lease terminated and cancelled and may take possession of said premises without prejudice to any other remedies it may have.

If there be any other default by the Lessee in the stipulations, agreements and covenants herein contained, and if the Lessee fails to comply with any of the provisions of this Agreement and Lease, the Lessor shall give the Lessee notice of such default, and if the Lessee shall fail to comply with such stipulations, agreements and covenants within thirty (30) days after such notice, then it shall be lawful for the Lessor to re-enter the premises hereby leased, and all requirements of notice are waived by Lessee, and Lessor reserves all other legal remedies.

It is expressly agreed that if, at any time during the term of the lease, the Lessee shall be adjudged bankrupt or insolvent by any federal or state court of competent jurisdiction, the Lessor may, at its option, declare this lease terminated and cancelled and take possession of said premises.


                           ARTICLE XII

INSPECTIONS

     The Lessee agrees that the Lessor, its agents or other representatives, shall have the right without abatement of rent, to enter into and upon such premises, or any part thereof, at all reasonable times for the purpose of examining the same so long as such inspections do not unreasonably interfere with the conduct of Lessee's business on the demised premises.


                           ARTICLE XIII


PERSONAL PROPERTY AND FIXTURES

     All personal property placed on the demised premises, or any part thereof, shall be at the risk of the Lessee or owners of such personal property, and Lessor shall not be liable for any loss or damage to said personal property or to the Lessee for any cause whatsoever not attributable to or caused by defects in the original construction of the building.

     The Lessee shall have the right and privilege upon the termination of this lease to remove from the demised premises all trade fixtures installed by it, provided it be not in default hereunder and in so doing the Lessee shall repair all damage to said building that may have been caused by the installation or removal thereof; and it will surrender the demised premises in as good order and condition as they were at the beginning of the term hereof, ordinary wear and tear and damage by fire or other casualty beyond the control of the Lessee excepted; provided, however, that any partitions or other additions or improvements in said building at Lessors option shall be and remain the property of the Lessor.


                           ARTICLE XIV

DESTRUCTION

     It is agreed between the parties hereto that if the premises hereby let shall be destroyed or damaged by fire or other casualty so as to become substantially untenantable, then if the Lessor shall by writing, to be delivered to the Lessee within ten days after such damage or destruction, elect to rebuild or repair said premises, commencing within fifteen days after such election to putting the premises in as good condition as they were at the time of destruction or damage, and, for that purpose may enter said premises and the rent shall abate during time said premises are untenantable, but if the Lessor does not elect as aforesaid to rebuild or repair, and in any event such building or repairs are not completed within One Hundred Twenty days after the date of such fire or casualty, then the Lessor shall have possession of said premises hereby let, and Lessee shall surrender and deliver to the Lessor such possession and this Lease shall become void, and the term hereby ended, and upon delivery and surrender being made or upon recovery of said premises by the Lessor, the obligation to pay rental shall cease.

     It is agreed between the parties hereto that if the premises hereby let shall be damaged by fire, but not to the extent of becoming untenantable, then in that case the Lessor shall rebuild or repair the premises within ninety days time, and the rental during such time shall be proportionately abated; provided, however, that the Lessor is able at that time to obtain the necessary materials, and in the event such materials are not available within a reasonable time, the Lessee may terminate this Lease.


                            ARTICLE XV

CONDEMNATION

     If the whole or substantial portion of the demised premises is taken by any governmental agency or corporation vested with the right of exercise of eminent domain, whether such taking be effected by Court action or by settlement with the agency exercising or threatening to exercise such power and if the property so taken renders the remainder of said property unfit for the use thereof by Lessee, then the Lessee shall have the option to terminate this lease, which option must be exercised within sixty
(60) days of such taking. If the Lessee shall not so elect to terminate, or if the taking does not interfere with Lessee's use of the premises to the extent that Lessee does not have an option to terminate, there shall be a permanent reduction of the annual rental based upon the nature and extent of the taking.


                           ARTICLE XVI

SIGNS

     The Lessee shall have the right to erect signs relating to its business activities. The care and maintenance of such signs shall be the responsibility of the Lessee and shall remain the property of the Lessee. Signs must comply with all applicable Federal, State and local codes, ordinances and restrictions.

     It is further agreed that the Lessee shall not paint on the outside walls of the building any signs and that if the Lessee erects any sign or signs on the building, that it will repair any damage to the building occasioned by the removal of such signs.

     The Lessor or its designated agent shall have the privilege of installing a "for lease" and/or "for sale" sign on the leased premises during the last 90 days of the lease term or any extension thereof and shall have the privilege of showing the leased premises to prospective lessees or purchasers during such 90 day period.


                           ARTICLE XVII

ASSIGNMENT AND SUBLETTING

     The Lessee shall not assign this lease, or sublet any portion of the demised premises without the written consent of Lessor, which consent shall not be unreasonably withheld; and in the event of such subletting or assignment, the Lessee shall remain bound under all obligations hereunder.

     In the event the Lessor at any time in writing consents to the assignment of this lease or to the subletting of the whole or any part of the demised premises, such assignment or sublease shall be in writing and shall be subject to the following conditions:

(a) That the said assignee or sub-lessee by an instrument in writing in recordable form shall assume and agree to keep, observe and perform all of the agreements, conditions, covenants and term of this lease on the part of the Lessee to be kept, observed and performed, and shall be, and become jointly and severally liable with the Lessee for non-performance thereof;

(b) That a duplicate-original of such instrument of assignment or sublease and assumption shall be delivered to the Lessor as soon as such assignment or sublease and assumption shall have been executed and delivered; and

(c) That no further or additional assignment of this lease or sublease shall be made except upon compliance with the provisions of this Article.


                          ARTICLE XVIII

CHANGES BY LESSEE

     It is agreed that the Lessee shall make no changes in the building without the written permission of the Lessor, except as herein specified.


                           ARTICLE XIX

SUBORDINATION OF LEASE

     This lease, its terms and conditions, and all leasehold interest and rights hereunder, are expressly made, given and granted subject and subordinate to the lien of any lending institution mortgage or deed of trust now or hereinafter imposed upon all or any part of the demised premises, and Lessee agrees to execute and deliver to the Lessor, its successors, or assigns or to any other person or corporation designated by the Lessor, any instrument or instruments requested by the Lessor consenting to any such mortgage or trust deed placed upon the premises and subordinating this lease thereto.

     In the event of subordination, all rights of Lessee under this lease shall be fully preserved and protected as long as Lessee complies with all the covenants or conditions herein assumed by it.


                            ARTICLE XX

ATTORNEYS FEES

     In case suite be brought for the recovery of any rent due under the provisions of this Lease, or because of the breach of any other covenant herein contained, the prevailing party shall be entitled to recover from the non-prevailing party its reasonable attorneys fees and costs through all trial levels, appeals and in bankruptcy.


                           ARTICLE XXI

HAZARDOUS WASTE

     Lessor represents to Lessee that the demised premises is not contaminated with any hazardous waste or hazardous material as of the date of this Lease. Lessee agrees not to use the demised premises to generate, manufacture treat, store or dispose of any hazardous waste or hazardous substances and not to release any hazardous materials or hazardous substances onto the demised premises.


                           ARTICLE XXII

BROKERS

     Lessor and Lessee represent each to the other that neither Lessee nor Lessor has entered into any agreement or economic relationship, or incurred any obligation which might result in the obligation or the other party to pay a brokerage commission, finders fee or similar fee. Lessor or Lessee, as the case may be, shall indemnify, defend and hold harmless the other from any claims, demands or judgements arising by reason of any breach of the foregoing representation.


                          ARTICLE XXIII

COMPLETE AGREEMENT

     This written lease contains the entire agreement between the parties, and it shall not be altered or modified except in writing signed by the parties hereto.


                           ARTICLE XXIV

NOTICES

     All notices required to be given under this lease shall be forwarded by registered or certified mail as follows:

                          TO THE LESSOR:

                           J. C. PLYLER

                    % UNION WAREHOUSE & REALTY
                          P. O. BOX 903
                        MONROE, NC  28111







                          TO THE LESSEE:

                            M. K. LEE
                      10301 INDUSTRIAL DRIVE
                       PINEVILLE, NC  28134





     Such address may be changed from time to time by either party by serving notice as above provided.


                           ARTICLE XXV

DISPUTE RESOLUTION

     Any dispute arising under this Lease Agreement must be submitted to mediation before the filing of any suit by either party. The mediator must be one qualified under the standards established by the North Carolina Supreme Court or, by agreement of the parties, a person qualified under any national or state mediation/arbitration service, who is unbiased and has no present or past business, professional, or personal association with the parties or potential witnesses, their agents or employees. Cost of mediation shall be borne equally by the parties.

     After mediation, if the dispute is unresolved, suit must be filed in the county in which the leased premises are located and the laws of North Carolina shall apply on all issues.


EXECUTION

     IN WITNESS WHEREOF, the parties hereto have caused the due execution of this instrument by their officers thereunto duly authorized and their corporate seals hereto affixed, as of the day and year first above written.


Two Witnesses

_____________________________           USCO, INC. dba HUGHES SUPPLY, INC.

_____________________________           By:_______________________________
                                             Regional Vice President


(CORPORATE SEAL)                                       LESSEE

                                        Attest:____________________________
                                                 Secretary




Two Witnesses

_____________________________           UNION WAREHOUSE & REALTY

_____________________________           By:________________________________
                                              President


(CORPORATE SEAL)                                       LESSOR

                                        Attest:____________________________
                                                 Secretary



STATE OF  __________________________

COUNTY    __________________________


     This _______ day of ____________________, 19_____, personally came before me ____________________________________ who, being by me duly sworn, says that he is the President of ____________________________________________, and that the seal affixed to the foregoing instrument in writing is the corporate seal of the company, and that said writing was signed and sealed by him in behalf of said corporation, by its authority duly given.
And the said ____________________________________ acknowledged the said writing to be the act and deed of said corporation.


                                   _______________________________________
                                             Notary Public

My Commission Expires:

_________________________________




STATE OF  _________________________

COUNTY OF _________________________


     I, _______________________________________________, Notary
Public, certify that _____________________________________
personally came before me this day and acknowledged that he is Secretary of __________________________________, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by himself as its Secretary.

     Witness my hand and official seal, this ____ day of __________________, 19______.


My Commission Expires:
_______________________                 ____________________________________
                                             Notary Public